FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2011
FAIR VALUE MEASUREMENTS

7. FAIR VALUE MEASUREMENTS

As of December 31, 2010 and 2011, the Company does not have any financial assets or liabilities that are re-measured at fair value on a recurring basis subsequent to initial recognition.

Cash and cash equivalents, restricted cash, short-term deposit, accounts receivable, accounts payable, advances from customers, and short-term loans and current portion of long-term loan are carried at cost on the consolidated balance sheets and the carrying amount approximates their fair value because of the short-term nature of these financial instruments.

The Company’s long-term deposit includes bank deposits with original maturities of over 1 year at interest rates set by the People’s Bank of China. The carrying amount of long-term deposit was $45.3 million which approximated their fair value as of December 31, 2010. There was no long-term deposit as of December 31, 2011.

The estimated fair value of long-term loan approximated the carrying amount as of December 31, 2010 and 2011. The fair value is measured using the discounted cash flow technique based on the current rate for comparable loans on the respective valuation date which is a level 3 unobservable input.

The Company’s other long-term obligations were incurred for intangible assets acquired. The face value and carrying amounts of other long-term obligations (including both current and non-current portions) as of December 31, 2010 and 2011 are disclosed in Note 13. The estimated fair value of long-term obligations (including both current and non-current portions) amounted to approximately $5.4 million and $5.5 million, respectively, as of December 31, 2010 and 2011. The fair value is measured using the discounted cash flow technique, using the Company’s weighted-average borrowing rate of approximately 5.85% and 6.65% per annum, respectively, as of December 31, 2010 and 2011.